EXHIBIT 99.3

Unaudited Financial Statements as of June 30, 2004

Decision Data System B.V.

The Hague

A. FINANCIAL STATEMENTS JUNE 30, 2004

Decision Data System B.V.

The Hague

CONSOLIDATED BALANCE SHEET

June 30, 2004
€
FIXED ASSETS

Intangible fixed assets	777,821

Tangible fixed assets	476,871

CURRENT ASSETS

Debtors
Trade debtors	3,367,087
Other debtors, prepayments and accrued income	1,380,684

4,747,771

Securities	1,789,718

Bank and cash	5,466,408

13,258,589

AS AT JUNE 30, 2004 (after appropriation of the result)

June 30, 2004
€
GROUP EQUITY	2,221,662

Minority interest	—

LONG-TERM LIABILITIES	—

SHORT-TERM LIABILITIES (< 1 year)

Credit institutions	—
Trade creditors	626,511
Taxes and social security charges	1,681,438
Other liabilities and accruals	8,728,978
11,036,927

13,258,589

Decision Data System B.V.

The Hague

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE SIX MONTHS

ENDED JUNE 30, 2004

	2004
	€	€
Net turnover	8,076,494
Cost of sales	(1,112,533)

Gross margin		6,963,961

Salaries and wages	3,107,005
Social charges and pension charges	1,076,310
Depreciation of tangible and intangible fixed assets	247,960
Other operating expenses	1,639,607

		6,070,882

OPERATING RESULT		893,079

Financial income and expenses		53,549

RESULT BEFORE TAXES		946,628

Taxation on result from ordinary activities		314,848

RESULT AFTER TAX		631,780

Minority interest		—

NET RESULT		631,780

Decision Data System B.V.

The Hague

CONSOLIDATED CASH-FLOW STATEMENT

2004
€
Cash funds at the beginning of the period	4,138,512

Result from consolidation at equity	631,780
Depreciation of tangible and intangible assets	93,189
Other non-cash expenses	133,194
Profit/Loss on disposals of fixed assets	(9,663)
Profit/Loss on disposals of investments	(11,450)
Changes in trade receivables	(1,536,666)
Changes in other assets	(393,001)
Changes in trade liabilities, other liabilities	(670,107)
Changes in deferred revenue	2,411,830
Changes in accruals - Creditors	119,511

Cash-flows from operating activities	768,617

Payments related to investments in tangible fixed assets	(83,562)
Payments related to investments in intangible fixed assets	(22,320)
Payments and receipts in connection with cash investments	592,228

Cash-flows from investing activities	486,346

Cash proceeds from issuing bonds/loans	(21,792)
Other changes in shareholders´ equity	94,725

Cash-flows from financing activities	72,933

Cash funds at the end of the period	5,466,408

Change in cash funds from cash relevant transactions	1,327,896
Cash funds at the beginning of the period	4,138,512

Cash-funds at the end of the period	5,466,408

Decision Data System B.V.

The Hague

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

GENERAL

Decision Data System B.V. is a company incorporated in The Netherlands. The principal activities of the Company and its subsidiaries (the Group) are the provision of financial market data and software solutions to financial institutions, online services and corporate clients.

The financial statements are presented in euros, the currency in which the majority of the Group’s transactions are denominated.

SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with International Accounting Standards (IAS) and generally accepted accounting principles in the Netherlands.

The financial statements have been prepared on the historical cost basis, except for the revaluation of marketable securities.

The principal accounting policies adopted are set out below.

Basis of Consolidation

The consolidated financial statements incorporate the financial statements of the Company and enterprises controlled by the Company (its subsidiaries) made up to 30 June. Control is achieved where the Company has the power to govern the financial and operating policies of an investee enterprise so as to obtain benefits from its activities.

On acquisition, the assets and liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess (deficiency) of the cost of acquisition over (below) the fair values of the identifiable net assets acquired is recognised as goodwill (negative goodwill). The interest of minority shareholders is stated at the minority’s proportion of the fair values of the assets and liabilities recognised.

The results of subsidiaries acquired or disposed of during the six month period are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Where necessary, adjustments are made to the financial statements of subsidiaries to bring the accounting policies used into line with those used by other members of the Group.

All significant inter-company transactions and balances between group enterprises are eliminated on consolidation.

Revenue Recognition

Subscription Revenue - Clients are generally invoiced annually, in advance, in accordance with the subscription agreement between the client and the Group.

Subscription revenue is earned each month as the subscribed for service is delivered to clients, according to the specific subscription and the number of users licensed under each subscription agreement. Revenue is recognized when all the following criteria are met:

•	The client subscribes to JCF Quant of JCF Data,

•	the above services have been rendered and earned during the month,

•	the amount of the subscription is fixed and determinable based on established rates for each product offering, pursuant to a subscription agreement or client order form, and

•	collectibility is reasonably assured.

Services Revenue is comprised of license fees, development fees and maintenance fees pursuant to agreements with each client. License fees and development fees are recognized on a percentage of completion basis. Maintenance fees are recognized rateably over the term of the maintenance agreement.

Foreign Currencies

Transactions in currencies other than Euros are recorded at the rates of exchange prevailing on the dates of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in foreign currencies are retranslated at the rates prevailing on the balance sheet date. Non-monetary assets and liabilities carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Gains and losses arising on exchange are included in net profit or loss for the period, except for exchange differences arising on non-monetary assets and liabilities where the changes in fair value are recorded directly in equity.

On consolidation, the assets and liabilities of the Group’s overseas operations are translated at exchange rates prevailing on the balance sheet date. Income and expense items are translated at the average exchange rates for the period. Exchange differences arising, if any, are classified as equity and transferred to the Group’s translation reserve. Such translation differences are recognised as income or as expenses in the period in which the operation is disposed of.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the six month period. Taxable profit differs from net profit as reported in the income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method.

Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised. Such assets and liabilities are not recognised if the temporary difference arises from goodwill (or negative goodwill) or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the tax profit nor the accounting profit.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint ventures, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realised. Deferred tax is charged or credited in the income statement, except when it relates to items charged or credited directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.

Intangible fixed assets

Patents and trademarks are measured initially at purchase cost and are amortised on a straight-line basis over their estimated useful lives.

Goodwill arising on consolidation represents the excess of the cost of acquisition over the Group’s interest in the fair value of the identifiable assets and liabilities of a subsidiary, associate or jointly controlled entity at the date of acquisition. Goodwill is recognised as an asset and amortised on a straight-line basis over its estimated useful life.

Tangible fixed assets

Tangible fixed assets are stated at the lower of cost, less accumulated depreciation and net realizable value. Tangible fixed assets are measured initially at purchase cost and are amortised on a straight-line basis over their estimated useful lives.

Fixtures and equipment are stated at cost less accumulated depreciation and any recognised impairment loss.

Depreciation is charged so as to write off the cost or valuation of assets, other than land and properties under construction, over their estimated useful lives, using the straight-line method.

The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognised in income.

Impairment

At the balance sheet date, the Group reviews the carrying amounts of its tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where it is not possible to estimate the recoverable amount of an individual asset, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs.

Recoverable amount is the greater of net selling price and value in use. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

If the recoverable amount of an asset (or cash-generating unit) is estimated to be less than its carrying amount, the carrying amount of the asset (cash-generating unit) is reduced to its recoverable amount. An impairment loss is recognised as an expense immediately, unless the relevant asset is carried at a revalued amount, in which case the impairment loss is treated as a revaluation decrease.

Where an impairment loss subsequently reverses, the carrying amount of the asset (cash-generating unit) is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognised for the asset (cash-generating unit) in prior years. A reversal of an impairment loss is recognised as income immediately, unless the relevant asset is carried at a revalued amount, in which case the reversal of the impairment loss is treated as a revaluation increase.

Investments

Investments are recognised on a trade-date basis and are initially measured at cost, including transaction costs.

At subsequent reporting dates, debt securities that the Group has the expressed intention and ability to hold to maturity (held-to-maturity debt securities) are measured at amortised cost, less any impairment loss recognised to reflect irrecoverable amounts. The annual amortisation of any discount or premium on the acquisition of a held-to-maturity security is aggregated with other investment income receivable over the term of the instrument so that the revenue recognised in each period represents a constant yield on the investment.

Investments other than held-to-maturity debt securities are classified as either held-for-trading or available-for-sale, and are measured at subsequent reporting dates at fair value. Where securities are held for trading purposes, gains and losses arising from changes in fair value are included in net profit or loss for the period. For available-for-sale investments, gains and losses arising from changes in fair value are recognised directly in equity, until the security is disposed of or is determined to be impaired, at which time the cumulative gain or loss previously recognised in equity is included in the net profit or loss for the period.

Trade receivables and other current assets

Trade receivables are stated at their nominal value as reduced by appropriate allowances for estimated irrecoverable amounts.

Credit institutions

Interest-bearing bank loans and overdrafts are recorded at the proceeds received, net of direct issue costs. Finance charges, including premiums payable on settlement or redemption and direct issue costs, are accounted for on an accrual basis to the profit and loss account using effective interest method and are added to the carrying amount of the instrument to the extent that they are not settled in the period in which they arise.

Short term liabilities

Trade payables are stated at their nominal value.

Decision Data System B.V.

The Hague

NOTES TO THE CONSOLIDATED BALANCE SHEET

30-6-2004
€
INTANGIBLE FIXED ASSETS

This item consists of:

Patent and trademarks	19,431
Goodwill	758,390

777,821

€
Patents and trademarks

COST

At January 1, 2004	63,304
Additions	22,430

At June 30, 2004	85,734

AMORTISATION

At January 1, 2004	62,790

Charge for the year	3,513

At June 30, 2004	66,303

CARRYING AMOUNT

At June 30, 2004	19,431

€
Goodwill

COST

At January 1, 2004	1,659,484

At June 30, 2004	1,659,484

AMORTISATION

At January 1, 2004	746,323
Charge for the year	154,771

At June 30, 2004	901,094

CARRYING AMOUNT

At June 30, 2004	758,390

Goodwill is amortized over its estimated useful life. The foreseeable life of the goodwill arising on past acquisitions is 5 years.

TANGIBLE FIXED ASSETS

	Land and buildings	Fixtures and equipment	Total
	€	€	€
COST
At January 1, 2004	40,281	1,048,424	1,088,705
Additions	—	105,631	105,631
Exchange differences	—	8,630	8,630
Disposals	—	(38,513)	(38,513)

At June 30, 2004	40,281	1,124,173	1,164,454

ACCUMULATED DEPRECIATION AND IMPAIRMENT
At January 1, 2004	22,021	593,362	615,383
Charge for the year	2,209	87,467	89,676
Exchange differences	—	5,245	5,245
Eliminated on disposals	—	(22,721)	(22,721)

At June 30, 2004	24,230	663,353	687,583

CARRYING AMOUNT
At June 30, 2004	16,051	460,820	476,871

The estimated useful lives of buildings is 20 years. For fixtures and equipment 3-10 years is applied.

TRADE DEBTORS

Trade receivables at the balance sheet date comprise of:

Six months ended 30-6-2004
€
Trade receivables	3,409,901
Provisions for bad debts	(42,814)

3,367,087

OTHER DEBTORS, PREPAYMENTS AND ACCRUED INCOME

Other debtors, prepayments and accrued income at the balance sheet date comprise of:

Prepaid expenses	630,490
Deposits	136,243
Advances to employees	11,379
Loans	455,283
Receivable from taxation	147,289

1,380,684

SECURITIES

Securities at the balance sheet date comprise of marketable securities which have been revalued at June 30, 2004.

BANK AND CASH

Bank balances and cash comprise cash held by the Group and short-term bank deposits with an original maturity of 90 days. The carrying amount of these assets approximates to their fair value.

Credit Risk

The Group’s principal financial assets are bank balances and cash, trade and other receivables and investments, which represent the Group’s maximum exposure to credit risk in relation to financial assets.

The Group’s credit risk is primarily attributable to its trade receivables. The amounts presented in the balance sheet are net of allowances for doubtful receivables, estimated by the Group’s management based on prior experience and their assessment of the current economic environment. The Group has no significant concentration of credit risk, with exposure spread over a large number of customers.

30-6-2004
€
OTHER LIABILITIES AND ACCRUALS
Deferred income	6,915,216
Other creditors
- Management fees accrued in B.V.	193,580
- Accrued expenses	1,035,921
- Debts	584,261

8,728,978

OTHER FINANCIAL LIABILITIES

Trade and other payables principally comprise amounts outstanding for trade purchases and ongoing costs. The average credit period taken for trade purchases is 45 days.

The directors consider that the carrying amount of trade payables approximates to their fair value.

EVENTS AFTER THE BALANCE SHEET DATE

None.

Decision Data System B.V.

The Hague

NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT

REVENUE

An analysis of the Group’s revenue is as follows:

Six months ended 30-6-2004
€
Sales of goods (subscription)	6,592,165
Sales of services (consulting)	1,222,478

7,814,643
Other operating income	261,851

8,076,494

Supplemental Disclosures Required Under the US GAAP and Securities and Exchange Commission Regulations

The following information has been prepared to present supplemental disclosures required under US GAAP and the U.S. Securities and Exchange Commission (SEC) regulations.

1. Reconciliation of Shareholders’ Equity to US GAAP

June 30, 2004
ISA/IFRS GAAP shareholders’ equity as reported in the Consolidated Statement of Financial Position	€2,222
Adjustments to conform to US GAAP:(a)
Business combinations and goodwill	673
Reclassification of Minority interests outside Shareholders’ equity	0
Tax effect	0

US GAAP shareholders’ equity	€2,895

(a)	For 2004, the impact of the adjustment on ISA/IFRS GAAP Consolidated Statement of Financial Position is:

•	Business combinations and goodwill: “Goodwill, net”. These adjustments mainly impact gross amount of goodwill due to differences in accounting standards between IAS/IFRS (amortization over useful life) and US GAAP (net book values as of December 15, 2001; gross amounts for subsequent acquisitions; impairment test on remaining goodwill values).

•	Under US GAAP, Minority interests should be reported outside Shareholders’ equity.

2. Reconciliation of Net Profit to US GAAP

June 30, 2004
ISA/IFRS GAAP net profit as reported in the Consolidated Statement of Income	€632
Adjustments to conform to US GAAP :
Business combination and goodwill(a)	155

US GAAP net profit	€787

(a)	Amortization of goodwill in IAS/IFRS GAAP is reversed, since goodwill is no longer amortized under US GAAP.